International Microcomputer Software, Inc.

BUSINESS REVIEW

FSX Investor Conference

April 23, 2005

Los Angeles, Ca.

Safe Harbor Statement

This presentation material contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of various factors including the ability of the company to successfully commercialize its new technologies as well as risk factors set forth under "Factors Affecting Future Operating Results" in the company's annual report on Form 10-KSB, as amended, for the year ended June 30, 2004, and such other risks detailed from time to time in the company's reports filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Index

Item	Slide
Mission Statement & Objectives	4
Sustainable Competitive Advantages	5
Overview	
Background	6
Products & Services by Business Segment	7
Business Statistics	9
Integrated Marketing Approach	10
Distribution Channels	11
Financial Metrics	
IMSI at a Glance	12
Product Revenue	13
Selected Financial Information- Income Statement	14
Selected Financial Information- Balance Sheet & Stock Graph	15
Strategic Direction	
Operating Initiatives	16
Acquisition Criteria	17
Recap	18
Appendix- Management Team	19

❑ MISSION STATEMENT

Being a leading provider of utilities and precision design software and services to consumers and small and medium sized businesses.

❑ OBJECTIVES

- Grow "Direct to Consumer" business to 60% of total revenue with an emphasis on subscriptions
- Increase our utilities business 20% annually through existing and newly developed proprietary technology
- Expand proprietary network of websites to expand customer base by 20% and increase on-line traffic by 15%
- Achieve FY '05 revenue guidance of $23.9M - $24.6M; a 30% increase over FY '04 Pro-forma revenues
- Achieve FY '05 EPS guidance of $0.06 - $0.08

Sustainable Competitive Advantages

IMSI

- Established proprietary file formats (StuffIt and TurboCAD)
- Large recurring revenue stream (StuffIt and TurboCAD)
- Category dominant domain names (houseplans.com & floorplan.com, homeplan.com)
- New technologies and partnerships:
  - **JPEG Compression**: A revolutionary new image technology allowing JPEG compression up to 30% on average without any loss of quality
  - **PDMOffice**: A collaboration environment allowing up to 250 users to share and edit CAD drawing simultaneously
  - **HGTVPro.com partnership**: An exclusive relationship for Houseplans.com to supply stock house plans thru HGTVPro.com

Overview-
Background

- Founded in 1982 and went public in 1987 (OTC BB: IMSI)
- Sold on-line content division in June 2003 and recapitalized the company
- Launched the Houseplans business in November 2003
- Acquired Allume Systems in April 2004, doubling the size of the company and launching the utilities division
- Acquired Abbisoft House Plans in September 2004, substantially growing the Houseplans business


Revenue by Distribution Channel - Q2 FY 2005
Retail / Distribution 36%
Republishing 8%
Direct Marketing 56%


Revenue by Product Family - Q2 FY 2005
Business Applications & Other 10%
Utilities 45%
Precision Design Services 13%
Precision Design Software 32%

Overview-

Products & Services by Business Segment

- **Consumer & Business Software Solutions:**
  - **Utilities:**
    - StuffIt
    - IC Spyware
    - Spring Cleaning
    - Internet Cleanup
    - SpamCatcher
  - **Business Applications & Other:**
    - Hijaak Image Manager
    - OrgChart Professional
    - Flowcharts & More
    - Boost XP
    - ClipArt&More
    - Aquazone


STUFFIT DELUXE
new! PHOTO JPEG COMPRESSION

PROTECT YOURSELF & YOUR PC
ICSPYWARE
& ANTI-PHISHING SUITE

PROTECT YOUR INTERNET PRIVACY
Internet Cleanup

One-Click PC CleanUp
Spring Cleaning

STOP SPAM
SpamCatcher

HIJAAK Image Manager

OrgChart

FlowCharts & More

ClipArt&More
2,000,000

AQUAZONE

Overview-

Products & Services by Business Segment- (Continued)

IMSI

- **Precision Design Solutions:**
  - **Precision Design Software:**
    - TurboCAD
    - TurboCADCAM
    - DesignCAD
    - FloorPlan 3D
    - Instant Series



TurboCAD
PROFESSIONAL



TURBOCADCAM
FULLY INTEGRATED CAD AND CAM



DesignCAD
3D MAX



FloorPlan3D
The complete home design solution.

  - **Precision Design Services:**
    - Leading on-line provider of stock house plans to contractors, architects, consumers and designers.
    - # 1 Library in the industry: more than 19,000 stock house plans, 1,500 of which are company owned. Distributed thru our category dominant domain names:
      - Houseplans.com
      - Houseplanguys.com
      - Homeplanfinder.com



Houseplans.com
Live Your Dream
Buy Online or Call 1-888-596-4353
Answer Center
Sign In/Create Account
Your Account & Preferences
HOME
ADVANCED PLAN SEARCH
PLAN SHOWCASE
FREE
SPECIAL OFFERS
DESIGN PRODUCTS
19,006 House Plans—The Largest Collection of Exceptional House Plans Online
Top Selling House Plans more
New House Plans more
Quick House Plans Search
Plan Type:
Square Footage:
Number of Levels:
Number of Bedrooms:
Number of Bathrooms:
Garage Stalls:
SEARCH
or go to Advanced Plan Search
Search by plan number
GO

Overview-

Business Segment Statistics

	Consumer & Business Software Solutions	Precision Design Solutions	Combined
Mailing List	1.5 million names	750K names	2.25 million names
Worldwide installed base	Over 10 million	Over 5 million	Over 15 million
Direct Marketing sales	Over 53% of FY 2004 sales	Over 46% of FY2004 sales	51% of FY2004 sales
Product/Distribution Highlights	#1 developer of utilities for Mac	#1 seller of CAD at Retail	Distribute over 100 software titles
	#1 reseller of 3rd party products in Digital River network	Distributor of over 19,000 stock house plans (1,500 company owned)	
Network Affiliations	Over 6,000 sites linked to Allume home page	Over 800 sites linked to IMSI home page	
	Over 11,900 sites linked to StuffIt home page	Over 2,900 sites linked to Houseplans home page	
Years actively selling in software space	Over 15 years	Over 20 years	

Overview-
Integrated Marketing Approach

Revenue Generating Sites

- Allume.com
- IMSIsoft.com
- Houseplans.com
- Homeplanfinder.com
- Houseplanguys.com
- CADSymbols.com

High Traffic Network Sites / Information Sites / Category Portals

- Highly Targeted (TurboCAD.com)
- High Traffic (StuffIt.com)
- High Interest (Houseplans.com)

Integrated Channel Model across products utilizing

- Direct Marketing
- Retail/Distribution
- Licensing/Republishing

Overview-
Distribution Channels

IMSI

Direct Marketing

- Designers
- Architects
- Engineers
- Graphic Artists
- Business Owners
- Corporate, Education & Government

Licensing / Republishing

- Canon
- Riverdeep
- Mindscape
- COSMI
- symantec.
- THQ
- MediaGold

Retail / Distribution

- Ingram Micro
- Navarre
- Fry's Electronics
- CDW
- CompUSA
- Best Buy
- Staples
- Office Depot
- PC Connection
- Encore

Financial Metrics-

IMSI at a Glance

Key Metrics	
Price *	$1.34
EPS (Q2 FY05)	$0.00
Cash & Marketable Securities ($ M) ††	$5.83
Cash & Marketable Securities per share *	$0.21
Long Term Debt ($ M) ††	$1.84
Debt to Equity ††	9%
Book Value / Share	$0.96

* As of 4/7/05

†† As of 12/31/04

Market Data	
Market Cap ($ M) *	$37.9
Enterprise value ($ M) ††	$37.0
Shares Outstanding (M) *	28.3
Fully diluted Shares Outstanding (M) *	29.9
60 Day Average Volume	118,000
Float (M)	12.6
Institutional Ownership	11%

* As of 4/7/05

†† As of 12/31/04

Valuation	
EV / Sales	1.88 x
Market Cap / Sales	1.92 x

Selected Financial Data (in $ M, except per share data)

	FY 01 A	FY 02 A	FY 03 A	FY 04 A	FY 05 E
Sales					
Q1	$ 2.2	$ 1.7	$ 2.1	$ 1.6	$ 5.7
Q2	2.5	2.1	2.5	2.4	6.0
Q3	2.3	2.6	2.5	2.7	6.0 - 6.4
Q4	2.2	2.1	2.0	5.3	6.2 - 6.5
FY (June)	$ 9.2	$ 8.5	$ 9.1	$ 12.0	$23.9 -$24.6
EPS					
Q1	($0.05)	$0.51	($0.01)	($0.02)	($0.01)
Q2	(0.08)	0.20	0.00	0.02	0.00
Q3	(0.07)	0.04	0.00	0.02	0.00 - 0.02
Q4	0.08	0.08	0.48	0.01	0.06 - 0.09
FY (June)	($0.12)	$0.82	$0.47	$0.03	$0.06 - 0.08

We expect to receive $2.0M from earn-out payments in August 2005 and $0.5M from escrow in December 2005. We also hold marketable securities of $2.5M (12/31/2004).

Financial Metrics-
Product Revenue



Republishing
Retail / Distribution
Direct Marketing
Revenues by Product Family and Distribution Channel - Q2 FY 2005
100%
80%
60%
40%
20%
0%
Precision Design Software
Precision Design Services
Business Applications & Other
Utilities

Facts:

- "Direct to Consumer" sales represent 51% of total sales; 46% are delivered via "ESD"
- House plans ASP > $650
- International sales are primarily "Licensing / Republishing" sales and are 12% of total sales.

Financial Metrics-

Selected Financial Information- Income Statement

IMSI

	FY 03				FY 04				FY 05		FY A		
	Q1 A	Q2 A	Q3 A	Q4 A	Q1 A	Q2 A	Q3 A	Q4 A	Q1 A	Q2 A	02	03	04
Net Sales	**$1.9**	**$2.0**	**$2.2**	**$2.0**	**$1.6**	**$2.4**	**$2.7**	**$5.3**	**$5.7**	**$6.0**	**$8.0**	**$8.1**	**$12.0**
YoY change	*13%*	*0%*	*-7%*	*2%*	*-15%*	*17%*	*24%*	*166%*	*251%*	*155%*	*-13%*	*1%*	*48%*
QoQ change	*-3%*	*6%*	*8%*	*-9%*	*-19%*	*45%*	*15%*	*95%*	*8%*	*6%*			
COGS	0.5	1.1	1.1	1.3	0.6	0.8	1.0	1.7	1.5	1.6	2.7	3.9	4.1
Gross Margin	**1.4**	**1.0**	**1.1**	**0.7**	**1.0**	**1.6**	**1.7**	**3.6**	**4.2**	**4.4**	**5.3**	**4.1**	**7.8**
Gross Margin %	74%	47%	51%	35%	65%	67%	62%	67%	73%	73%	66%	51%	65%
Operating Expenses													
Sales & Marketing	0.6	0.7	0.7	0.6	0.6	0.9	1.3	2.4	2.3	2.5	2.1	2.6	5.2
General & Administrative	0.9	0.4	0.8	0.8	0.7	1.0	0.8	1.5	1.1	1.3	3.5	2.9	3.9
Research & Development	0.3	0.4	0.3	0.3	0.4	0.5	0.6	1.1	1.0	1.0	1.4	1.4	2.5
Total Operating Expenses	1.9	1.5	1.8	1.7	1.7	2.3	2.7	4.9	4.5	4.8	7.0	6.9	11.6
Operating Income (Loss)	**(0.5)**	**(0.6)**	**(0.7)**	**(1.1)**	**(0.6)**	**(0.7)**	**(1.0)**	**(1.4)**	**(0.3)**	**(0.4)**	**(1.7)**	**(2.7)**	**(3.8)**
Other Income (Expense)	0.3	0.5	0.6	12.0	0.2	1.1	1.6	1.5	0.0	0.5	10.9	13.4	4.4
Net Income (Loss)	**($0.1)**	**($0.1)**	**($0.1)**	**$11.0**	**($0.4)**	**$0.4**	**$0.5**	**$0.1**	**($0.3)**	**$0.1**	**$9.2**	**$10.7**	**$0.6**
EPS	**($0.01)**	**$0.00**	**$0.00**	**$0.48**	**($0.02)**	**$0.02**	**$0.02**	**$0.01**	**($0.01)**	**$0.00**	**$0.83**	**$0.47**	**$0.03**

The financial results include the partial year effect of wholly owned subsidiaries Allume Systems and Houseplans, Inc.

We are gearing our business toward

- **High growth revenue (YTD Q2 sales growth was 195%)**
- **Improved Gross Margin (focus on ESD & DTC revenue)**
- **Operating Profitability (implementation of cost savings)**

Which will result in Earnings per Share growth and Positive Cash Flow

Financial Metrics-

Selected Financial Information- Balance Sheet & Stock Graph

(in $ M)	Jun-02	Jun-03	Jun-04	Sep-04	Dec-04
	Condensed Consolidated Balance Sheet as of:				
Assets					
Cash and Cash Equivalents	$ 2.5	$ 10.4	$ 3.2	$ 3.8	$ 2.8
Other Current Assets	2.1	1.2	7.4	8.3	7.8
Total Current Assets	4.6	11.6	10.6	12.1	10.6
Long-term Assets	2.8	2.7	17.7	16.5	16.5
Total Assets	**7.4**	**14.3**	**28.3**	**28.6**	**27.1**
Liabilities and Shareholders' Equity					
Current Liabilities	6.3	3.0	7.7	7.3	5.8
Long Term Liabilities	0.9	0.1	2.7	2.1	1.8
Total Liabilities	7.2	3.1	10.4	9.4	7.6
Shareholders' Equity	0.2	11.2	17.9	19.2	19.5
Total Liabilities and Shareholders' Equity	**$ 7.4**	**$ 14.3**	**$ 28.3**	**$ 28.6**	**$ 27.1**



INTERNATIONAL MICROCOMPUTER SOF
as of 5-Apr-2005
2.0
1.5
1.0
0.5
0.0
May03
Sep03
Jan04
May04
Sep04
Jan05
Millions
1.0
0.5
0.0

Stock Performance (2 Years). Source: Yahoo Finance

Our Balance Sheet is the cornerstone of our strategy to grow:

- Our cash position is sufficient to fund our operations
- Net working capital is growing reflecting a solid underlying business
- Our stock is our currency for acquisitions

Our business fundamentals should command a higher valuation in the future based on demonstrable success at the operating level.

IMSI

Product Initiatives

Strengthen and expand Utilities and Precision Design product and service offerings with a focus on:

- Adjacent Products and Services
  - OEM JPEG Compression opportunities
  - HGTVPro.com partnership
- Add On's and synergistic product opportunities
  - PDMOffice Collaboration Environment

Channel Initiatives

- Increase the percentage of direct sales to consumers and business's by acquiring and expanding the reach of key traffic domains and websites.
- Expansion of the Corporate and International distribution channels

Strategic Direction-
Acquisition Criteria

- Strategic Fit
- Accretive to EPS
- Identifiable Revenue & Expense Synergies

IMSI is a **STRONG BUY** because of our:

- **PRODUCTS:** A focus on the on-line sale of content and services, driving substantial top line growth and operating earnings. Over 46% of total sales are via download.

- **FINANCIAL PERFORMANCE:** Accelerating sales, operating income and EPS growth all supported by a strong balance sheet are indicators of future success

- **STRATEGY:** Integrated marketing between all key products and services. (i.e. StuffIt.com, TurboCAD.com, Houseplans.com).

- **MANAGEMENT:** An experienced and dedicated management team leading company initiatives.

Management Team

- ***Martin Wade III, CEO.*** Mr. Wade became a director and CEO of IMSI in August 2001. He brings to the Company a proven track record in mergers and acquisitions and investment banking. Prior to that, Mr. Wade served from 1998 to 2000 as an M&A banker at Prudential Securities and from 1996 to 1998 as a managing director in M&A at Salomon Brothers. From 1991 to 1996, Mr. Wade was the head of Investment Banking at C.J. Lawrence, Morgan Grenfell, where he was appointed to the Board of Directors. Martin Wade also spent six years in the M&A at Bankers Trust and eight years at Lehman Brothers Kuhn Loeb. Mr. Wade is credited with participating in over 200 M&A transactions involving various clients such as, Nike, Cornerstone National Gas Company, Landmark Graphics and Redken Laboratories, Inc. Mr. Wade was previously National Head of Investment Banking for Price Waterhouse in the mid 1990's. He is also a member of the Board of Directors for DiMon (NYSE: DMN), NexMed (OTC:NEXM), Command Security Corp. (OTC: CMMD.OB) and Energy Transfer Group of Dallas, Texas.

- ***Gordon Landies, President***. Mr. Landies joined IMSI on September 1, 2001 as President subsequent to the proposed merger agreement between IMSI and DCDC. He brings to the Company 17 years of experience in management of software companies. Before joining IMSI Mr. Landies was a consultant and managing partner in GL Ventures, LLC providing services to software publishing and media companies. In 1999, Mr. Landies was the General Manager of the Home and Game division of Mattel Interactive. From 1994 to 1998 Mr. Landies held positions of Senior Vice President of sales and Executive Vice President for Mindscape, a $100+ million consumer software company. From 1990 to 1994 he was Vice President of sales for The Software Toolworks. Mr. Landies previously served on the Board of Directors of IMSI from 1995 to 1998 as well as on the Boards of Directors of Mindscape, Inc, Entertainment Universe, Inc. and several other private organizations. Mr. Landies graduated in 1981 from Northern Illinois University with a Masters of Business Administration and holds a B.S. in economics from Elmhurt College.

- ***William J. Bush, CFO*** Mr. Bush joined our executive team on September 2002. As the former Director of Business Development for Buzzsaw.com and former Corporate Controller and Finance Manager for the AutoCAD Product Division at Autodesk, he brings over 15 years of experience in accounting, financial support and business development to IMSI. Prior to joining IMSI, Mr. Bush was one of the founding members of Buzzsaw.com, a privately held company spun off from Autodesk, Inc. in 1999, focusing on online collaboration, printing and procurement applications. At Buzzsaw.com, Mr. Bush was responsible for establishing the company's finance and accounting infrastructure as well as leading its acquisition and financing efforts. From 1997 to 1999, Mr. Bush worked at Autodesk, Inc., the fourth largest software applications company in the world. As Corporate Controller at Autodesk, his responsibilities included financial planning and analysis, general accounting, and SEC and management reporting. Mr. Bush began his career in public accounting with Ernst & Young, and later with Price Waterhouse in Munich, Germany. He received a B.S. in Business Administration from U.C. Berkeley and is a Certified Public Accountant.

Management Team- (Continued)

- ***Jonathan Kahn, President Allume Systems.*** Mr. Kahn joined the management of IMSI with the acquisition of Allume Systems in April 2004. Mr. Kahn is one of the original founders of Allume Systems and has served as a Director since 1988. Prior to becoming CEO in 1998, he served as President, and Vice President of Sales. Mr. Kahn has extensive expertise in software industry sales, marketing, business development and licensing arrangements. Mr. Kahn is a graduate of the University of Rhode Island with a B.A. in Economics.

- ***Robert Mayer, EVP Precision Design Group.*** Mr. Mayer served as the Company's Vice President of Sales from 1990 until 1995 and then as Executive Vice President of Worldwide Sales until March 2000 when he left the Company to serve as a Vice President at Adventa.com, Inc. Mr. Mayer rejoined the IMSI team in November 2000 as Executive Vice President. Mr. Mayer also served as a director from 1985 until May 1999. Mr. Mayer received a Bachelors of Arts degree from the University of California at Berkeley, and Masters of Science degree from the University of Washington.

- ***Marvin Mauer, VP Direct Sales & Marketing.*** Mr. Mauer joined IMSI in June 2003. He brings an incredible wealth of knowledge to IMSI from over 22 years in the software industry –17 alone in direct marketing and sales. He has a remarkable track record of helping companies reinvigorate and greatly improve the success of their direct marketing and ecommerce operations. In addition to over eight years with Autodesk, he has held senior management positions in world-class companies such as GE, Broderbund, Mattel and most recently, Intuit.

- ***Don Casey, VP Education Sales;*** Mr. Casey joined IMSI in March 2003. Don has over 20 years of experience in the education market. In 1981, he began his career as a 3rd grade classroom teacher. He sold educational software to schools from 1983-1985 and received a Master of Education degree in Computer-Based Education from Arizona State University in 1987. He joined Mindscape in late 1994 as the Director of the Education Division where he increased education division sales to nearly $10 million. In March 1998, Don was promoted to Vice President of Education Sales for The Learning Company, a wholly owned subsidiary of Mattel, Inc.. Don later joined Classroom Connect, a well funded internet delivered professional development service, in late 1999 as Vice President of Sales and grew sales from $8 million to over $13.5 million. In late 2001, after Classroom Connect was acquired by Harcourt School Publishing, a division of Reed Elsevier, Don joined Teacher Created Materials as the Vice President of Sales and Marketing for the Curriculum Division and Increased Inside Sales 120% to over $1 million.